Analyst Meeting

March 26, 2009

Welcome

John Morgan
Director, Investor Relations

LEXMARK™

Agenda

- **Welcome** — **John Morgan**
  Director, Investor Relations
- **Strategic View** — **Paul Curlander**
  Chairman and Chief Executive Officer
- **PS&SD Update** — **Marty Canning**
  Vice President and President,
  Printing Solutions and Services Division
- **ISD Update** — **Paul Rooke**
  Executive Vice President and President,
  Imaging Solutions Division
- **Break & Demonstrations** — **Demo Team**
- **Financial Overview** — **John Gamble**
  Executive Vice President and Chief Financial Officer
- **Closing Remarks / Q&A** — **Paul Curlander, Paul Rooke, Marty Canning, John Gamble**
- **Meeting Adjourned at ~12:30 p.m.**

Safe Harbor Statement

Any of today's remarks that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Analyst Meeting
March 26, 2009

Strategic View

Paul Curlander
Chairman and Chief Executive Officer

LEXMARK™

Key Messages

- Preparing for an Extended Slowdown

- Making Progress on Key Strategic Initiatives
  - Repositioning Our Inkjet Business
  - Advancing Our Laser Business

- Maintaining an On-going Strong Financial Position

Lexmark Segments

PSSD	ISD
• Printing Solutions and Services Division	• Imaging Solutions Division
• Primarily Laser Printers, Solutions and Services	• Primarily Inkjet Products
• Led by Marty Canning	• Led by Paul Rooke
• 66% of 2008 Revenue	• 34% of 2008 Revenue

Lexmark Financials 2008

Extended Slowdown

Revenue


$4.97B
-9%
$4.53B
2007
2008

-9% { PSSD: -1% / ISD: -22%

-9% { H/W: -20% / Supl: - 4%

Operating Income*


$373M
-1%
$370M
2007
2008

-1% { PSSD: –$103M / ISD: +$59M / Corp: +$41M

*Excludes Restructuring

2008 Results vs. Prior Year

Extended Slowdown

	3Q YTD	4Q	FY08
Revenue	-6%	-17%	-9%
Op Inc*	+41%	-68%	-1%

*Excludes Restructuring

4Q* Competitor Revenue

Extended Slowdown


Revenue**
Kyocera
Toshiba TEC
Konica Minolta
Canon
HP
Oki
LXK
Ricoh
Brother
Fuji Xerox
Xerox
-29%
-25%
-24%
-22%
-19%
-18%
-17%
-17%
-14%
-13%
-11%

*4Q08 or most recent quarter
** Relevant Hardcopy Output Revenue

Market Weakness

Extended Slowdown

- Significant Slowdown in Customer Demand
  - Hardware
  - Supplies

- Negative Currency Impact

- Channel Issues

- Aggressive Pricing

Restructuring Actions

Extended Slowdown

	Cash Cost	Savings 2008	Savings 2009	Savings 2010
2007	$75M	$40M	$60M	$60M
2008	$8M		$9M	$9M
2009	$45M		$40M	$50M
			$109M	$119M

Cost + Expense

R+D Investment

Extended Slowdown



$266M
$313M
$336M
$371M
$404M
$423M
2003
2004
2005
2006
2007
2008
2009

Key Strategic Investments

R + D

- Color Lasers
- Laser MFPs
- Business Inkjet
- Solutions & Services

Sales Coverage

- Enterprise
- SMB
- SOHO

New ERP

Cost / Expense Reduction


Strategic Investment
Streamline Sales Management
Sales Support
Marketing
Protect Core
R + D
Sales Coverage
New ERP
R + D Platform Consolidation
Geo Structure
Supply Chain
Product Cost
Financial Processes
Corp & Corp Services

Markets / Technology

	Consumer (Personal)	SOHO/SMB	Enterprise
Markets	Consumer (Personal)	SOHO/SMB	Enterprise
Technology	Inkjet	Inkjet Laser	Laser Inkjet

Markets / Technology

Markets	Consumer (Personal)	→	SOHO/SMB	Enterprise
Technology	Inkjet	→	Inkjet Laser	Laser Inkjet

Inkjet Summary

- Lexmark is Focused on Higher Usage, SOHO/Business Segments

- Inkjet is an Important Technology for SOHO/Business
  - Both Laser and Inkjet Will Compete in These Segments
  - Competition is Already Starting to Move this Direction

- Lexmark is Shifting the Inkjet Strategy to Address these Higher Usage Segments
  - Shifting R+D and Product Focus
  - Pullback in Low Usage Inkjet Products
  - Reducing Inkjet Fixed Infrastructure
  - Leveraging Laser and Inkjet Together to be Successful

Inkjet Volume Progression

Reposition Inkjet Business

	Started	
• Rationalization	2H07	Initial Pullback
• Prioritization	2H07	
• Additional Entry Pullback	2H08	Additional Pullbacks
• Additional Emerging Market Pullback	1H09	
• Additional Entry Pullback	1H09	

Inkjet Progress

Improved Product Mix

High End AIO Sales

(EMEA)

Distribution Expansion

(US)

Laser Summary

- Made Significant Investments
  - R+D
  - Sales Coverage

- Core Value Propositions are Strong
  - Industry Solutions
  - Services
  - Workgroup Lasers

- Being Impacted by Slowdown in Business Market
  - Hardware
  - Supplies

- Strong Laser MFP Growth
  - Now Adding More Segments

US Industry Success*

Retail
#1

Branch Banks
#1

Strong Core

- Industry Solutions
- Services
- Workgroup Laser

Pharmacy
#1

* US Industry Position based on LXK Estimates

Strong Laser Product Line

October 2008

- 38 New Models

Large WG Mono Laser and MFP


X65x
T65x

Small WG Color Laser and MFP


X54x
C54x

Small WG Mono Laser


Ex6x

Strong Laser Product Line

Advance Laser Strategy

October 2008

- 38 New Models

Large WG Mono Laser and MFP


X65x
T65x

Spring 2008

- 32 New Models

Small WG Color Laser and MFP


X54x
C54x

Small WG Mono Laser


Ex6x

Small WG Mono MFP


Xx6x

Large WG Color Laser and MFP


C73x
X73x

Lexmark Managed Print Services

- Optimized Deployment
- Asset Management + Tracking
- Proactive Service + Support
- Secure Print Release
- User Tracking
- Workflow Solutions
- Environmental Settings
- Billing + Reporting

Lexmark France



Suresnes, France
(Lexmark France)

Devices:	**- 67%**
Energy:	**- 55%**
Pages:	**- 43%**
Cost/Year:	**- 44%**

Print Less. Save More.

Key Messages

- Preparing for an Extended Slowdown

- Making Progress on Key Strategic Initiatives
  - Repositioning Our Inkjet Business
  - Advancing Our Laser Business

- Maintaining an On-going Strong Financial Position

Analyst Meeting

March 26, 2009

Printing Solutions & Services Division

Marty Canning

Vice President and President,
Printing Solutions and Services Division

LEXMARK™

Printing Solutions & Services Division

Segments

Enterprise | Government | SMB

Industries


Retail
Manufacturing
Healthcare
Government
Education
Banking

Offers

Award Winning Products


BERTL
HIGHLY RECOMMENDED
Better Buys for Business
EDITOR'S CHOICE
2009
BLI
LINE OF THE YEAR
INNOVATIVE PRODUCT
2008

Solutions



Services



Value Proposition

Print Less.
Save More.

Money



Time



Environment



Printing Solutions & Services Financials



Revenue
Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2005
2006
2007
2008



Revenue
Millions
1Q08 – 3Q08
+3%
4Q08
(10%)
$775.0
$750.0
$725.0
$700.0
$675.0
$650.0
$625.0
$600.0
1Q08
2Q08
3Q08
4Q08

Printing Solutions & Services Financials


Revenue
Billions
Operating Income
Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2005
2006
2007
2008

1Q08 – 3Q08

Investing in Growth

- R+D Product Expansion
- Coverage Expansion
  - OEM

4Q08

External Impacts

- End-User Demand
- Currency Movement
- Pricing

Laser Market Opportunity

Hardware Units[1]



CAGR: +4%
36M
41M
2008
2012

Key Segment Opportunities
Mono & Color[2]

	Growth	High Usage
A4 WG MFP	+	+
A4 WG SF	Flat	+
A3 WG	-	+
LE	+	-

(1) Source: IDC Worldwide Quarterly Hardcopy Peripherals Tracker, Q4 2008 for A3 and A4 Laser Single-Function Printers and MFPs, Worldwide excluding Japan.

(2) Lexmark Internal Analysis

A4 vs. A3 MFP Disruption

A4 vs. A3 Volume



100%
100%
A3
24%
A3
11"x17"
76%
98%
A4
A4
8.5"x11"
2008
Units(1)
Pages (2)

Source: IDC

36 Month TCO



-41%
-29%
A3
A4
10,000
Pages Per Month
45 ppm avg = 11.5K
20,000
Pages Per Month
55 ppm avg = 17.8K

Source: BLI

Recommended Clearance Space



A4
A3
77% Less Space

(1) Source: IDC Worldwide Quarterly Hardcopy Peripherals Tracker, 2008 Q4, February 2009. Includes SF and MFP only, Laser, 2008 and 2012, A3 and A4 Format, Worldwide excluding Japan.

(2) NewField IT: The A3 Document: Perception vs. Reality 2006

The Move to A4

Shipments of A4 MFPs vs. A3


100%
80%
60%
40%
20%
0%
2004
2008
2012
A3
A4

Source: IDC Worldwide Quarterly Hardcopy Peripherals Tracker, Q4 2008 for A3 and A4 Laser MFPs, Worldwide excluding Japan

Strategy


Internally Developed Technology
High Use High Growth Segments
PS&SD Value Add
Industry Specific Solutions & Services

New Laser Product Introductions (3/26/09)

Mono MFPs



X46x
40 ppm



X36x
35 ppm



X264
30 ppm



X20x
24 ppm

New Color Platform



X73x
30/35 ppm



C73x
30/35 ppm

New Laser Products (Fall 2008/Spring 2009)

70 New Models

Mono

Color



Better Buys for Business
INNOVATIVE PRODUCT OF THE YEAR
2008

2008
BLI
BUYERS LAB
LINE OF THE YEAR
Lexmark International, Inc.
Monochrome Printer

Focus Products

X544dn



X46xde



X73xde



X658dtme



Speed

Duplex Scan / Output

Small Footprint

Touch Screen

Laser MFP Advancement

2004

Mono



T630
35 ppm

X4500
Scanner

Color



X4500
Scanner



X752e
20 ppm

2009

Mono



X854
55 ppm



X658
55 ppm



X651
45 ppm



X46x
40 ppm



Xx6x
30/35 ppm



X20x
24 ppm

Color



X945
40 ppm



X782e
35 ppm



X73x
30/35 ppm



X560n
20 ppm



X544
30 ppm

Color Laser Advancement

2004

Single Function

MFP



X752e



C752
20 ppm

2009

Single Function



C935
40 ppm



C782
35 ppm



C73x
30/35 ppm



C54x
30 ppm

MFP



X945
40 ppm



X782e
35 ppm



X73x
30/35 ppm



X54x
30 ppm

Product Awards


2008 US Laser Awards
24%
15%
14%
13%
LXK
#2
#3
#4

* Based on internal assessments of leading US technical publications and test laboratories.
Laser printers and laser printer-based multifunction devices.

Penetrating High Use Growth Segments

Coverage



Expanded Channel Leverage
Expanded Enterprise Coverage
Build On Current Strengths and Reference Base

Target Segment Share



Workgroup
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1Q08
2Q08
3Q08
4Q08
Market Leader
Lexmark

Source: Internal analysis; WWxJ; Laser only; Includes A4 SF and MFP (Mono and Color)

Industry Solutions & Services

Fewer Devices

Fewer Pages

Reduced Carbon Footprint

Lower Costs

Improved Productivity

Retail



Manufacturing



Healthcare



Government



SLED



Banking



Beyond the Box




Copy
Email
Fax
Scan to Network
Loan Document Processing
Remote Copy
Eco Copy
Held Jobs
Document Routing
?
Ready
Touch any button to begin.
Menus


Loan Document Processing
Copy
Fax
Scan to
Eco Copy
ote Copy
outing
?
Ready
Touch any button to begin.
Menus

Loan Document Processing

legacy paper-based process



Loan Application Process



1. complete application
2. make copy
3. file at branch
4. send by courier
5. unpack, sort & prep
6. scan & index
7. post to EDMS
8. review by underwriter

estimated total time: 5 days, 1 hour, 30 minutes

digital workflow


LEXMARK

complete



scan & route



review



actual total time: 50 minutes

The Boeing Company

Manufacturing

At a Glance: World's largest manufacturer of military and commercial aircraft
Locations: 145 countries **Revenue:** $66B
Devices Under Management: 13,300
Pages Under Management: 650M

BOEING

Cost Reductions 30%

Device Reduction 45%

Page Reduction 40%

Carbon Footprint Improvement (Paper Reduction Equivalents)

- **47,736 trees**
- **840 homes** (Energy per year)
- **1,028 cars** (Greenhouse gases per year)



Union Bank, N.A.

Financial Services

At a Glance: Top 25 U.S. bank
Locations: 300 **Employees:** 10,000
Devices Under Management: 1,375
Pages Under Management: 24M

ROI 142%

Cost Reductions $5.4M

Device Reduction 50%

Service Level Improvement 33%

Document Process Improvement 31%

UNION BANK OF CALIFORNIA

Coca-Cola Enterprises

Manufacturing & Distribution

At a Glance: Beverage bottler, distributor
Locations: 444 **Employees:** 73,000 **Revenue:** $21B
Devices Under Management: 4,100
Pages Under Management: 312M

Coca-Cola Enterprises Inc.

ROI 45%

Cost Reductions $11M

Device Reduction 32%

Target Page Reduction 40%


NEW TWIN PACK
Coke
Sprite

Customer Environment


Understanding the 'Panic
Low retail sales drive market down
January 15, 2009 6:00 AM
Caterpillar to cut 20,000 workers
Hospitals feel sting of nationwide financial crisis
Sprint job cuts to total 8,000
Struggling Regional Banks Looking More Like Merger Bait
E-Health Industry Struggling To Find Sustainable Business Model
Home Depot cutting 7,000 jobs
No. 1 home improvement retailer exiting its EXPO high-end business
THE WALL STREET JOURNAL.
Universities Unable To Re-open As Economic Woes Worsen
Thursday, 09 October 2008 21:41
BUSINESS | DECEMBER 26, 2008
Retail Sales Plummet
IT managers struggling to

Our Value Proposition

"Print Less & Save More"

<u>Has Never Been More Relevant</u>

Laser Summary

- Made Significant Investments
  - R+D
  - Sales Coverage

- Core Value Propositions are Strong
  - Industry Solutions
  - Services
  - Workgroup Lasers

- Being Impacted by Slowdown in Business Market
  - Hardware
  - Supplies

- Strong Laser MFP Growth
  - Now Adding More Segments
  - A4 vs. A3

Analyst Meeting
March 26, 2009

Imaging Solutions Division

Paul Rooke
Executive Vice President and President,
Imaging Solutions Division

LEXMARK™

Imaging Solutions Division

- New Name
  - More Aligned with Our Strategy

- Reflects Repositioning of Inkjet Business
  - Consumer → Business Focus
    - SOHO
    - SMB
    - Enterprise
  - Printer → Imaging Solutions

Imaging Solutions Division Financials


Billions
Revenue
Operating Income
Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2003
2004
2005
2006
2007
2008

Note: Operating Income excludes restructuring-related costs and expenses

Inkjet Profitability

History

	2003	2004	2005	2006	2007
Revenue	$2.13B	$2.50B	$2.45B	$2.24B	$1.97B
Op Inc	$225M	$333M	$235M	$303M	$106M
%	10.6%	13.3%	9.6%	13.5%	5.3%

Historic Margin in Inkjet at 11.8%

Note: Operating Income excludes restructuring-related costs and expenses

Assessment of Profitability Decline

- Lexmark Inkjet Primarily Focused on Low End
- Some Units Not Generating Lifetime Profit
  - Hardware Pricing
  - Usage < Model
- Some Markets/Channels Have Low Supplies Consumption
- Business Must Be Refocused to Serve Different Segments
  - Target Heavier Usage Customers
  - Adapt / Evolve Technology to Suit Heavier Usage Segments

Market Opportunity

Business Inkjet Opportunity is Large


~$50B
Hardware + Supplies Revenue
$500 - $1000
Business IJ & Laser
< $500
Business IJ & Laser
Pages
~$1.5T
Supplies Revenue
~$40B
2012

Source: Lexmark Estimate

Business Inkjet vs. Laser


Personal
Small Workgroups
Medium Workgroups
Large Workgroups
Inkjet
Laser

As Business Inkjet Improves, Opportunity to Displace Low End Lasers Improves

	Business Inkjet	Laser
Performance @ Price		
Speed	✓	✓
Time to First Page	✓	
Business Features @ Price	✓	
Print Quality/Durability		
Photo Paper	✓	
Plain Paper	Good	✓
Operating Cost per Page	✓	

Business Inkjet Penetration

HP Business IJ Significantly Outsells HP Color Lasers in Retail


100%
HP Color Laser
30%
HP Business IJ
70%
Worldwide
Units < $500
2008

Business Inkjet Flows through Both Retail & Traditional Business Channels


100%
Distribution / Direct
45%
Retail
55%
US Sales
of
HP Officejet Pro Series
2008

Source: IDC, NPD, Lexmark Estimates

Long Term Goal

Build a Profitable, Growing and Sustainable Inkjet Business with Good Margins and Good Returns

↑

- **Smaller # Units / Year**
- **Smaller Installed Base**
- **Higher Pages / Unit**

Change the Target, Not the Technology


Consumer
Business
Small Office/Home Office
SMB
Enterprise
Higher Volume
Lower Usage
Lower Volume
Higher Usage
Inkjet Technology

Change the Target, Not the Technology


Consumer
Business
Small Office/Home Office
SMB
Enterprise
Higher Volume
Lower Usage
Lower Volume
Higher Usage
Inkjet
Technology

Shift the Focus

- Units / Share
- Home – Basic
- All Countries

→

- Pages
- SOHO / SMB / Enterprise
- Selected Countries

Drive to Heavier Usage Segments


~20X
~12X
~4X
1X
Personal
15-50 pages/mo
SOHO
100-200 pages/mo
SMB
400-600 pages/mo
Business/Enterprise
750-1000 pages/mo

Lexmark Inkjet Focused Here Historically

Systematically Move Over Time to Increase Usage

- Higher ASP / Regular Users
- Higher Usage Applications
- Higher Device Sharing

Source: Lexmark Estimates

Strategy

- Product Focus / Expansion
- Customer Focus / Expansion
- Continue to Develop the Brand
- Drive Out Cost and Expense

Filling / Strengthening the Gap

Lexmark Consumer Inkjet	Lexmark Business Inkjet	Lexmark Business Laser

Professional Series



X4975



X6675



X7675



X9575

Reliability	Quality
AccuFeed Paper Handling Premium Warranty/Support	Laser Sharp Text Vibrant Color
Efficiency	**Performance**
Auto 2-Sided High Yield Cartridges	Auto Document Feeder Built-in Networking

Lexmark's Inkjets Are Being Recognized

"Most Awarded Line of Wireless Inkjet Printers"



X4650 | X4950/X4975 | X5650 | X6650/X6675 | X7675 | X9575

Better Buys for Business Editor's Choice 2008 — X9575, X7675

PC World Top 10 Printers — X9575

PC Magazin gut www.pc-magazin.de 6/2008 — X9575

PC Pr@xis 10/2008 Preis/Leistung: gut — X7675

BERTL Highly Recommended — X4975, X7675

MacWorld Bästa Köp — X9575

T3 Most Wanted — X4650

Top 50 Computer da comprare — X9575

Årets Produkt Skriver — X9575

ITR Recommended IT Reviews www.itreviews.co.uk — X5650

2008 Bertl's Best — X9575

cnet — X7675

PCtipp 7/08: sehr gut — X9575

PCgo 12/08 sehr gut — X7675

Computer Bild Italia Vincitore del Test — X9575

Computer Bild Test-Sieger — X9575

Ganador Computer Hoy Calidad — X9575

Investing in R&D for Higher Usage Functionality

Print Quality & Performance



Printheads



Inks



Software

Key Features

Paper Handling



Productivity

2-Sided Printing


2-SIDED
PRINTING

Economy

Connectivity



Sharing / Mobility

Distribution Expanding

	Mass	CES	OSS	Club	Non Retail
Current	Walmart Target Tesco Carrefour	HH Gregg Dixon's FNAC Media Saturn	Staples Office Depot OfficeMax InkStop	Sam's BJ's	Dot.com Distributor / Resellers Catalog / Direct
Expanding		Fry's MicroCenter			

Retail Product Mix Expanding & Improving


Office DEPOT


STAPLES


OfficeMax


InkStop


MICRO CENTER


Fry's ELECTRONICS

Improving the Mix / Closing the Gap


Average Selling Price Gap
(Lexmark ASP – Market ASP)
US
Europe
1Q07
4Q08
Parity
- $70
- $20
1Q07
4Q08
Parity
- $44
- $14

Source: IDC

Developing the Brand

Lexmark Consumer Inkjet	Lexmark Business Inkjet	Lexmark Business Laser



Move Inkjet Up

Leverage Laser Line

Driving Cost & Expense Out

- Reducing Costs
- Optimizing Worldwide Plant Utilization


LEXMARK

Juarez & Chihuahua Plant Closures

- Prudent Investment & Disciplined OPEX Management
- Highest Usage Countries
  Strengthen Channels
- Lower Usage Countries
  Shift / Reduce



Market / Channel Prioritization


Supplies Usage
Average
Countries
Channels
Shift Investment

Building a Smaller, More Productive Installed Base


Installed Base
Adds < Exits
Larger Installed Base
Lower ASP & Usage
We Are Here
Smaller Installed Base
Increasing ASP & Usage
Better Lifetime Profits

Example

Installed Base	1.0	0.5
Annual Pages per Unit	x	3x
Annual Pages	1.0x	1.5x

Key Initiatives and Milestones

Key Initiatives	Milestones	Status
Refocus R&D and Products	✓Shifted R&D ✓Announced Professional Series	✓
Sell Higher Usage Products	✓AUR Increase ASP Closure to Market	✓ (dotted)
Penetrate Higher Usage Channels	✓Stronger Presence in OSS Stronger Presence in CES	✓ (dotted)
Reduce Fixed Overhead	✓Close IJ Facilities On-going Optimization	✓ (dotted)
Advance Technology	✓Dell Renewal New Products	
Stabilize the Business	Hardware Revenue Flat Supplies Revenue Flat	

Why Lexmark Will Be Successful

- Technology
  - Well Positioned to Advance Our Inkjet Technology
  - Lexmark Has Strong Customer Understanding in Business
- Channel
  - Leverage Inkjet and Laser Line to Gain Retail Shelf Space
  - Leverage Traditional Distributor Channel
- Differentiate Ourselves By:
  - Broad Business Product Line (Laser and Inkjet)
  - Good Value
  - Superior Customer Experience and Support

Analyst Meeting
March 26, 2009

20 Minute Break

LEXMARK™

Remaining Agenda

- Financial Overview — John Gamble
- Closing Remarks / Q&A — Paul Curlander, Paul Rooke, Marty Canning, John Gamble
- Meeting Adjourned at ~12:30 p.m.

Analyst Meeting

March 26, 2009

Financial Overview

John Gamble
Executive Vice President and Chief Financial Officer

LEXMARK™

Lexmark Historical Performance

Revenue


Millions
-2%
-2%
-3%
-9%
YTY Change
$5,250
$5,000
$4,750
$4,500
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
ISD
PSSD
2005
2006
2007
2008

Operating Income


Millions
$700
$600
$500
$400
$300
$200
$100
$0
10%
11%
8%
8%
% of Revenue
2005
2006
2007
2008

(1) Excludes restructuring-related costs and expenses

Supplies Revenue


36%
27%
19%
13%
13%
5%
3%
1%
- 4%
3%
- 12%
YTY Growth
Inkjet
Laser
2000
2008
4Q07
4Q08

Cash Generation



Cash From Operating Activities
Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Cash Conversion Days

	YE 06	YE 07	YE 08
Receivables	38	40	36
Inventory	44	48	51
Payables	57	66	65
Cash Conversion	25	22	22

Shares Repurchased



Shares
3.2M
17.0M
16.5M
2.7M
17.5M
2004
2005
2006
2007
2008
Buyback
$0.3B
$1.1B
$0.9B
$0.2B
$0.6B
$3.1B

2008 Foreign Currency Exposure

Revenue by Geography



U.S.
41%
39%
20%

Europe: Mostly Euro (75%-80%) and British Pound (10% - 15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

Cost by Currency



USD
~85%
~15%

Non-USD: Primarily Euro (25% - 30%), Japanese Yen (20% to 25%), Mexican Peso (20% to 25%) and Philippine Peso (5% to 10%)

Non-USD

Operating Expense by Currency



USD
~60%
~40%

Non-USD: Euro (45% - 50%), and a number of other currencies each representing less than 8% including the Swiss Franc, Australian Dollar and Singapore Dollar

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

Supplies Revenue – Impact of Economic Situation

- Supplies Revenue Sell-in Impacts
  - End User Demand: Being Impacted by User Reductions
  - Channel Inventory: Being Disrupted by Price Changes/Credit
  - Price/Page: Impacted by Currency Shifts

- Supplies Pricing Actions Partially Recover "Price Per Page"
  - Increased US$ Distributor Prices
  - Harmonized Global Distributor Pricing to US$
  - About 50% of Laser Supplies Revenue is Under Long Term Agreement

- Supplies Revenue expected to be weak until economic recovery sustained

Accelerating Cost Actions

- **2007 / 2008 Restructuring Savings**

2008	2009	
~$40M	~$70M	50% Cost 50% OPEX

- **January 2009 Restructuring Savings**

2009	2010	
~$40M	~$50M	5% Cost 95% OPEX

- **Other Near Term Actions**
  - 2009 Reduction ~$75M
  - Cost / Expense



Cumulative Savings
~$185M
Other Near Term
2009 Restructuring
2007/2008 Restructuring
~$40M
$0
2007
2008
2009

"Other" Segment[1] Continuing to Reduce Cost


$371M
$356M
$316M
2006
2007
2008
2009

Continuing Cost Reduction Actions

- Low Cost Shared Service Implementation
- Process Globalization
- Function Globalization
- Systems Enablement -- Future benefit from ERP

- Consists primarily of centralized supply chain, IT, & other OPEX, primarily G&A including Finance, HR & Legal
- Reasonable allocation to segments roughly with revenue

(1) Excludes restructuring-related costs and expenses

Maintain Conservative Capital Structure - Continue Focus on Cash Flow

- Liquidity Position Strong
  - $973M in Cash and Current Marketable Securities
  - $300M Revolver
    - Expires 1Q 2010 – Currently Working Renewal
  - $100M A/R Facility Renewed on Oct. 3, 2008
  - $650M Debt Maturing in 2013 and 2018

- Long Track Record of Solid Cash Generation
  - Seven Consecutive Years Over $450M
  - Increased Focus on
    - A/R Management
    - Inventory Management
    - Maintaining Strong A/P Performance

Assumptions

2009 Assumptions

- OPEX[1][2] down $150M+ YTY
- Effective tax rate ~17%
- Capital spending ~$225M
- Depreciation ~$185M
- Pension Funding ~$100M

Long Term Cash Flow Assumptions

- Primarily Driven by Net Income
- Modest Ongoing Working Capital / Cash Cycle Improvements
- Capital Expenditures ~ Depreciation
- Share Repurchases from Excess US Cash
- Ongoing Pension Funding Requirement Beyond 2009
  - $25M - $35M per year Under Current Assumptions

Notes: (1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign exchange rates as of 12/31/08.

Financial Summary

- Accelerating Actions to Reduce Cost and Expense
  - Near Term Cost / Expense Constraints
  - Long Term Reduction of Fixed Infrastructure
- Continuing Historic Focus on Cash Flow
- Financial Planning Based on Extended Downturn
- Strong Capital Structure Supports Ability to Maintain Critical Strategic Investments

Analyst Meeting

March 26, 2009

Closing Comments

Paul Curlander
Chairman and Chief Executive Officer

LEXMARK™

Opportunities

Workgroup Lasers

Laser MFPs

Business Inkjet

Solutions & Services

SMB

Enterprise

SOHO

Key Messages

- Preparing for an Extended Slowdown

- Making Progress on Key Strategic Initiatives
  - Repositioning Our Inkjet Business
  - Advancing Our Laser Business

- Maintaining an On-going Strong Financial Position

LEXMARK™